Exhibit 99.2

Assured Guaranty Ltd.

Financial Supplement

First Quarter 2006

March 31, 2006

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (the “Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2005, June 30, 2005 and September 30, 2005 and our 10-K for the year ended December 31, 2005.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward looking statements, including its statements regarding PVP and net present value of estimated future installment premiums in force, could be affected by a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserve, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars and shares in millions except per share amounts)

	Quarter Ended		% Change
	March 31,		versus
	2006	2005	1Q-05
Gross written premiums (GWP) analysis:
Present value of financial guaranty & mortgage guaranty GWP (PVP) (a)	$61.8	$82.6	(25)%
Less: Installment premium PVP	44.2	47.9	(8)%
Upfront financial guaranty & mortgage guaranty GWP	17.6	34.7	(49)%
Plus: Installment GWP	34.0	42.5	(20)%
Financial guaranty & mortgage guaranty GWP	51.6	77.2	(33)%
Plus: Other segment GWP	3.8	0.9	322%
Total GWP	$55.4	$78.1	(29)%

Net income	$34.9	$44.3	(21)%
Less: After-tax realized (losses) gains on investments	(0.6)	1.5	N	MF
Less: After-tax unrealized (losses) gains on derivatives	(0.1)	1.5	N	MF
Operating income (b)	$35.6	$41.3	(14)%

Book value	$1,673.4	$1,537.7	9%
Plus: Net unearned premium reserve less DAC, after-tax (1)	284.8	265.8	7%
Plus: Net present value of estimated future installment premiums in-force, after-tax (d)	340.6	296.3	15%
Adjusted book value (c)	$2,298.9	$2,099.7	9%

ROE, excluding AOCI	8.5%	12.1%
Less: After-tax realized (losses) gains on investments	-0.2%	0.4%
Less: After-tax unrealized (losses) gains on derivatives	—	0.4%
Operating ROE, excluding AOCI (b)	8.7%	11.3%

Per diluted share:
Net income	$0.47	$0.59	(20)%
Less: After-tax realized (losses) gains on investments	(0.01)	0.02	N	MF
Less: After-tax unrealized (losses) gains on derivatives	—	0.02	N	MF
Operating income (b)	$0.48	$0.55	(13)%

Book value	$22.67	$20.45	11%
Plus: Net unearned premium reserve less DAC, after-tax (1)	3.86	3.53	9%
Plus: Net present value of estimated future installment premiums in-force, after-tax (d)	4.62	3.94	17%
Adjusted book value (c)	$31.15	$27.92	12%

Additional information:
Shares outstanding at the end of period (2)	73.8	75.2	(2)%
Weighted average basic shares outstanding	73.8	74.5	(1)%
Weighted average diluted shares outstanding	74.9	74.9	0%

Consolidated net debt service outstanding	$150,631	$138,160	9%
Consolidated net par outstanding	106,917	96,394	11%
Consolidated claims-paying resources	3,125	2,926	7%
Gross par written	8,129	5,438	49%

(1)  Unearned premium reserve (UPR) less pre-paid reinsurance premiums and deferred acquisition costs (DAC), all after-tax

(2)  3/31/06 shares outstanding excludes 1.4 million of nonvested restricted stock, which is considered not issued under FAS 123R. 12/31/05 shares outstanding includes 1.0 million of nonvested restricted stock.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Consolidated GAAP Income Statements

(in millions, except per share amounts)

	Quarter Ended		% Change
	March 31,		versus
	2006	2005	1Q-05

Revenues
Gross written premiums	$55.4	$78.1	(29)%

Net written premiums	50.8	76.5	(34)%

Net earned premiums	48.1	48.1	0%
Net investment income	26.2	23.1	13%
Other income	—	0.3	N	MF
Total revenues	74.3	71.5	4%

Expenses
Loss and loss adjustment expenses	(0.4)	(9.4)	(96)%
Profit commission expense	1.3	1.0	30%
Acquisition costs	10.8	10.2	6%
Other operating expenses	17.2	14.5	19%
Other expenses	4.0	3.3	21%
Total expenses	32.9	19.6	68%

Income before provision for income taxes	41.4	51.9	(20)%

Total provision for income taxes	5.8	10.6	(46)%

Operating income (b)	35.6	41.3	(14)%

After-tax realized (losses) gains on investments	(0.6)	1.5	N	MF
After-tax unrealized (losses) gains on derivatives	(0.1)	1.5	N	MF

Net income	$34.9	$44.3	(21)%

Per diluted share
Operating income (b)	$0.48	$0.55	(13)%
After-tax realized (losses) gains on investments	(0.01)	0.02	N	MF
After-tax unrealized (losses) gains on derivatives	—	0.02	N	MF
Net income	$0.47	$0.59	(20)%

Weighted average shares outstanding (in millions)
Basic shares outstanding	73.8	74.5	(1)%
Plus: effect of options	0.6	0.1	500%
Plus: effect of restricted stock	0.5	0.4	25%
Diluted shares outstanding	74.9	74.9	0%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Some amounts may not foot due to rounding.

Assured Guaranty Ltd.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of :
	March 31,	December 31,
	2006	2005

Assets
Fixed maturity securities, at fair value	$2,114.1	$2,134.0
Short-term investments, at cost which approximates fair value	135.0	115.8
Total investments	2,249.1	2,249.8

Cash and cash equivalents	3.7	6.2
Accrued investment income	21.8	22.7
Deferred acquisition costs	195.9	193.4
Prepaid reinsurance premiums	13.3	12.5
Reinsurance recoverable on ceded losses	12.2	12.4
Premiums receivable	27.0	33.0
Goodwill	85.4	85.4
Unrealized gains on derivative financial instruments	52.2	53.0
Current income taxes receivable	3.1	3.0
Other assets	14.3	17.7
Total assets	$2,678.0	$2,689.1

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$540.7	$537.1
Reserves for losses and loss adjustment expenses	117.2	121.2
Profit commissions payable	28.0	53.0
Reinsurance balances payable	9.1	3.7
Deferred income taxes	25.4	26.6
Funds held by Company under reinsurance contracts	22.0	19.2
Unrealized losses on derivative financial instruments	11.8	12.7
Long-term debt	197.4	197.3
Other liabilities	53.1	56.7
Total liabilities	1,004.6	1,027.6

Shareholders’ equity
Common stock	0.7	0.7
Additional paid-in capital	870.4	882.0
Unearned stock grant compensation	—	(14.8)
Retained earnings	779.9	747.7
Accumulated other comprehensive income	22.3	45.8
Total shareholders’ equity	1,673.4	1,661.5

Total liabilities and shareholders’ equity	$2,678.0	$2,689.1

Assured Guaranty Ltd.

Segment Consolidation

(dollars in millions)

	Quarter Ended March 31, 2006
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
U.S. public finance	$8.5	$8.5	$—	$16.9		$16.9
U.S. structured finance	27.6	3.4	—	30.9		30.9
International	5.6	8.3	—	13.9		13.9
Total PVP	$41.6	$20.1	$—	$61.8		$61.8

Income statement:
Gross written premiums	$30.2	$18.8	$2.6	$51.6	$3.8	$55.4
Net written premiums	29.7	18.5	2.6	50.8	—	50.8

Net earned premiums	20.7	23.3	4.2	48.1	—	48.1

Loss and loss adjustment expenses	(1.8)	2.8	(0.2)	0.8	(1.2)	(0.4)
Profit commission expense	—	0.4	0.9	1.3	—	1.3
Acquisition costs	1.8	8.7	0.3	10.8	—	10.8
Operating expenses	13.4	3.4	0.3	17.2	—	17.2
Total underwriting expenses	$13.5	$15.3	$1.3	$30.2	$(1.2)	$29.0

Underwriting gain	$7.2	$8.0	$2.8	$18.0	$1.2	$19.2

Loss and loss adjustment expense ratio	-8.7%	12.0%	-3.7%	1.8%		-0.7%
Expense ratio	73.8%	53.6%	36.1%	61.1%		61.1%
Combined ratio	65.1%	65.6%	32.4%	62.9%		60.4%

	Quarter Ended March 31, 2005
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
U.S. public finance	$1.6	$18.9	$—	$20.5		$20.5
U.S. structured finance	31.0	3.1	—	34.0		34.0
International	4.9	10.1	13.1	28.0		28.0
Total PVP	$37.5	$32.1	$13.1	$82.6		$82.6

Income statement:
Gross written premiums	$23.8	$34.0	$19.4	$77.2	$0.9	$78.1
Net written premiums	23.1	34.0	19.4	76.5	—	76.5

Net earned premiums	20.4	23.0	4.6	48.1	—	48.1

Loss and loss adjustment expenses	(1.5)	(7.1)	0.2	(8.4)	(1.1)	(9.4)
Profit commission expense	—	—	1.0	1.0	—	1.0
Acquisition costs	1.5	8.1	0.5	10.2	—	10.2
Operating expenses	11.4	2.8	0.3	14.5	—	14.5
Total underwriting expenses	$11.4	$3.8	$2.0	$17.3	$(1.1)	$16.3

Underwriting gain	$9.0	$19.2	$2.6	$30.8	$1.1	$31.9

Loss and loss adjustment expense ratio	-7.1%	-30.9%	4.3%	-17.4%		-19.6%
Expense ratio	63.2%	47.4%	39.1%	53.5%		53.5%
Combined ratio	56.1%	16.5%	43.4%	36.1%		33.9%

(1)  Due to the timing of receipts of reports prepared by our ceding companies, present value of treaty financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP of facultative financial guaranty gross written premiums for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a current quarter basis.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (1 of 2)

(dollars in millions)

	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	Full Year 2004	Full Year 2005
Present value of gross written premiums (PVP) (a)	$14.4	$7.9	$39.6	$37.5	$22.7	$39.4	$46.0	$41.6	$69.7	$145.5
Less: Present value of installment premiums (a)	14.4	7.9	33.9	35.8	17.6	33.0	38.7	33.2	64.0	125.1
Upfront gross written premiums (GWP)	—	—	5.7	1.7	5.1	6.3	7.3	8.5	5.7	20.3
Plus: Installment GWP	17.7	16.1	15.6	22.1	15.8	18.6	19.3	21.8	75.1	75.8
Financial guaranty direct GWP	$17.7	$16.1	$21.3	$23.8	$20.9	$24.9	$26.6	$30.2	$80.8	$96.2

Income statement:
Gross written premiums	$17.7	$16.1	$21.3	$23.8	$20.9	$24.9	$26.6	$30.2	$80.8	$96.2
Net written premiums	17.3	14.1	20.9	23.1	20.4	24.2	26.3	29.7	77.7	93.9

Net earned premiums:
Public finance	—	—	0.1	0.1	0.4	0.7	1.5	1.1	0.1	2.7
Structured finance	16.1	16.5	15.4	20.3	15.6	17.6	18.3	19.6	88.7	71.8
Total net earned premiums	16.1	16.5	15.5	20.4	16.0	18.3	19.8	20.7	88.8	74.5

Loss and loss adjustment expenses:
Case	1.1	0.5	0.4	—	4.4	—	0.4	(1.6)	27.1	4.8
Portfolio	0.5	(1.7)	0.6	(1.5)	0.6	(4.0)	(2.1)	(0.2)	(12.3)	(7.0)
Total loss and loss adjustment expenses	1.6	(1.2)	1.0	(1.5)	5.0	(4.0)	(1.7)	(1.8)	14.8	(2.2)
Profit commission expense	—	—	—	—	—	—	—	—	—	—
Acquisition costs	0.1	1.4	1.6	1.5	1.6	1.6	1.6	1.8	4.5	6.3
Operating expenses (1), (2)	12.1	11.1	11.5	11.4	9.5	11.9	11.5	13.4	41.8	44.3
Total expenses	$13.8	$11.3	$14.1	$11.4	$16.1	$9.5	$11.4	$13.5	$61.1	$48.4

Underwriting gain	$2.3	$5.2	$1.4	$9.0	$(0.1)	$8.8	$8.4	$7.2	$27.6	$26.1

Loss and loss adjustment expense ratio	9.9%	(7.3)%	6.5%	(7.1)%	31.3%	(21.9)%	(8.6)%	(8.7)%	16.7%	(2.9)%
Expense ratio	75.7%	75.5%	84.6%	63.2%	69.1%	73.7%	66.3%	73.8%	52.2%	67.8%
Combined ratio	85.6%	68.2%	91.1%	56.1%	100.4%	51.8%	57.7%	65.1%	68.9%	64.9%

(1)  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

(2)  During 2006 the Company implemented a new operating expense methodology to more closely apply expenses to the individual operating segments. This new methodology was based on a comprehensive study and is based on departmental time estimates and headcount. 2005 and 2004 amounts have been restated to show this new methodology on a comparative basis.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (2 of 2)

(dollars in millions)

	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	Full Year 2004	Full Year 2005
PVP (a):
U.S. public finance	$—	$—	$5.7	$1.6	$5.1	$6.3	$7.0	$8.5	$5.7	$20.0
U.S. structured finance	11.1	7.9	28.9	31.0	16.1	25.3	20.5	27.6	52.1	92.9
International	3.2	—	5.0	4.9	1.5	7.7	18.4	5.6	11.9	32.6
Total	$14.4	$7.9	$39.6	$37.5	$22.7	$39.4	$46.0	$41.6	$69.7	$145.5

Par written:
U.S. public finance	$1	$—	$194	$77	$262	$224	$383	$283	$195	$947
U.S. structured finance	2,396	854	7,163	1,173	2,159	4,635	4,966	4,446	11,848	12,933
International	293	508	100	265	102	353	2,569	648	953	3,288
Total	$2,691	$1,361	$7,457	$1,515	$2,524	$5,212	$7,918	$5,377	$12,997	$17,169

Par outstanding:
U.S. public finance	$2,036	$1,991	$2,189	$2,238	$2,421	$2,641	$3,022	$3,250	$2,189	$3,022
U.S. structured finance	22,063	22,192	25,166	24,589	23,873	26,781	28,917	31,559	25,166	28,917
International	1,676	2,274	4,257	3,763	3,725	3,975	6,400	7,215	4,257	6,400
Total	$25,775	$26,457	$31,612	$30,590	$30,019	$33,397	$38,338	$42,024	$31,612	$38,338

Net present value of installment premiums in force: (d)	$219.7	$218.9	$231.0	$238.3	$216.4	$230.4	$249.6	$265.7	$231.0	$249.6
Unearned premium reserve net of ceded reinsurance	17.1	14.7	20.3	23.0	27.0	33.2	39.6	48.6	20.3	39.6

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1) (1 of 2)

(dollars in millions)

	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	Full Year 2004	Full Year 2005
Present value of gross written premiums (PVP) (a)	$40.1	$38.9	$35.7	$32.1	$35.2	$22.5	$37.9	$20.1	$192.8	$127.8
Less: Present value of installment premiums (a)	17.2	14.5	11.6	12.1	20.7	7.2	18.5	11.0	83.3	58.5

Upfront gross written premiums (GWP)	22.9	24.5	24.1	20.0	14.6	15.3	19.4	9.1	109.5	69.2
Less: Upfront premium due to novations (2)	—	—	—	—	18.4	—	—	—	—	18.4
Plus: Installment GWP (3)	12.9	11.1	12.4	14.0	12.0	12.0	9.1	9.7	50.8	47.2

Financial guaranty reinsurance GWP	$35.8	$35.6	$36.5	$34.0	$8.2	$27.3	$28.5	$18.8	$160.3	$98.0

Income statement:
Gross written premiums:
Treaty	$42.1	$25.3	$32.1	$13.4	$4.3	$21.0	$24.6	$12.0	$135.8	$63.3
Facultative	(6.3)	10.3	4.4	20.6	3.9	6.3	3.9	6.8	24.5	34.7
Total gross written premiums	$35.8	$35.6	$36.5	$34.0	$8.2	$27.3	$28.5	$18.8	$160.3	$98.0
Net written premiums	35.8	35.6	36.3	34.0	8.0	27.3	28.5	18.5	160.1	97.8

Net earned premiums:
Scheduled net earned premiums	21.1	26.7	31.5	21.6	23.6	27.2	21.3	19.7	97.0	93.5
Net earned premiums from refundings	4.4	5.2	5.0	1.4	3.6	4.8	2.2	3.6	17.4	12.1
Total net earned premiums	25.5	31.9	36.5	23.0	27.2	32.0	23.5	23.3	114.4	105.6

Loss and loss adjustment expenses:
Case	(0.2)	1.4	1.2	(7.5)	(60.4)	(0.2)	4.0	2.3	3.2	(64.1)
Portfolio	(0.7)	9.4	0.4	0.4	(3.7)	4.5	1.6	0.5	12.2	2.8
Total loss and loss adjustment expenses	(0.9)	10.8	1.6	(7.1)	(64.1)	4.3	5.6	2.8	15.4	(61.3)
Profit commission expense	0.3	(0.2)	0.9	—	2.3	1.1	1.4	0.4	1.1	4.8
Acquisition costs	6.7	12.1	13.0	8.1	9.5	11.0	8.3	8.7	38.8	36.9
Operating expenses (4), (5)	2.9	2.7	2.8	2.8	4.7	2.9	3.4	3.4	10.1	13.8
Total expenses	$9.0	$25.4	$18.2	$3.8	$(47.6)	$19.2	$18.7	$15.3	$65.4	$(5.9)

Underwriting gain	$16.5	$6.5	$18.2	$19.2	$74.8	$12.8	$4.8	$8.0	$49.0	$111.5

Loss and loss adjustment expense ratio	(3.5)%	33.9%	4.4%	(30.9)%	(235.7)%	13.3%	23.9%	12.0%	13.5%	(58.1)%
Expense ratio	38.8%	45.6%	45.6%	47.4%	60.7%	46.8%	55.8%	53.6%	43.7%	52.5%
Combined ratio	35.3%	79.5%	50.0%	16.5%	(175.0)%	60.1%	79.7%	65.6%	57.2%	(5.6)%

(1)  Due to the timing of receipts of reports prepared by our ceding companies, present value of treaty financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP of facultative financial guaranty gross written premiums for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a current quarter basis.

(2) Relates to reassumption by FSA of approximately $820 million par value of healthcare related business.

(3)  Installment gross written premiums includes the reclassification of certain deals originally recorded as installment that were discovered during 3Q-04 to be upfront premiums.  As a result, prior period amounts have been restated.  This reclass had an immaterial impact on our QTD and YTD results of operations and financial condition.

(4)  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

(5)  During 2006 the Company implemented a new operating expense methodology to more closely apply expenses to the individual operating segments. This new methodology was based on a comprehensive study and is based on departmental time estimates and headcount. 2005 and 2004 amounts have been restated to show this new methodology on a comparative basis.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1)(2 of 2)

(dollars in millions)

	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	Full Year 2004	Full Year 2005
PVP(a):
U.S. public finance	$21.8	$25.5	$21.6	$18.9	$15.4	$16.5	$23.1	$8.5	$102.6	$74.0
U.S. structured finance	7.1	4.1	7.5	3.1	4.9	2.3	8.7	3.4	38.0	18.9
International	11.2	9.4	6.6	10.1	15.0	3.7	6.1	8.3	52.3	34.9
Total	$40.1	$38.9	$35.7	$32.1	$35.2	$22.5	$37.9	$20.1	$192.8	$127.8

Par written:
U.S. public finance	$1,336	$2,015	$1,373	$1,965	$265	$1,155	$1,710	$1,631	$6,344	$5,095
U.S. structured finance	556	421	682	1,718	308	309	616	$444	2,327	2,951
International	326	333	249	241	418	186	260	677	1,707	1,106
Total	$2,219	$2,769	$2,304	$3,924	$991	$1,650	$2,586	$2,752	$10,378	$9,151

Par outstanding:
U.S. public finance	$49,243	$49,843	$48,218	$49,318	$47,878	$47,696	$47,748	$48,309	$48,218	$47,748
U.S. structured finance	10,435	10,125	9,814	10,404	10,325	9,686	9,661	9,387	9,814	9,661
International	5,898	6,042	5,948	6,082	6,645	6,540	6,719	7,196	5,948	6,719
Total	$65,575	$66,010	$63,980	$65,804	$64,848	$63,922	$64,127	$64,893	$63,980	$64,127

Net present value of installment premiums in force (d)	$147.2	$138.0	$138.9	$142.9	$152.3	$147.4	$156.1	$153.8	$138.9	$156.1
Unearned premium reserve net of ceded reinsurance	441.0	444.2	443.8	454.8	435.6	430.9	436.0	431.2	443.8	436.0

(1)  Due to the timing of receipts of reports prepared by our ceding companies, present value of treaty financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP of facultative financial guaranty gross written premiums for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a current quarter basis.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	Full Year 2004	Full Year 2005
Present value of gross written premiums (PVP) (a)	$—	$1.1	$6.9	$13.1	$—	$—	$—	$—	$27.1	$13.1
Less: Present value of installment premiums (a)	—	1.1	6.9	—	—	—	—	—	16.9	—

Upfront gross written premiums (GWP)	—	—	—	13.1	—	—	—	—	10.3	13.1
Plus: Installment GWP	0.9	5.3	4.2	6.3	1.9	1.7	2.7	2.6	14.1	12.6
Mortgage guaranty GWP	$0.9	$5.3	$4.2	$19.4	$1.9	$1.7	$2.7	$2.6	$24.4	$25.7

Income statement:
Gross written premiums	$0.9	$5.3	$4.2	$19.4	$1.9	$1.7	$2.7	$2.6	$24.4	$25.7
Net written premiums	0.9	5.3	4.2	19.4	1.9	1.7	2.7	2.6	24.4	25.7

Net earned premiums	15.0	5.1	5.2	4.6	5.1	4.3	4.6	4.2	33.7	18.6

Loss and loss adjustment expenses:
Case	—	0.2	(0.2)	0.1	(0.1)	0.2	(0.2)	—	—	—
Portfolio and IBNR	(3.3)	(5.6)	(1.8)	0.1	0.1	0.1	(4.0)	(0.2)	(11.9)	(3.7)
Total loss and loss adjustment expenses	(3.3)	(5.4)	(2.0)	0.2	—	0.3	(4.2)	(0.2)	(11.9)	(3.7)
Profit commission expense	4.3	1.3	3.5	1.0	1.0	0.9	5.1	0.9	14.1	8.0
Acquisition costs	1.7	0.5	0.6	0.5	0.6	0.4	0.4	0.3	3.7	2.0
Operating expenses (1), (2)	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	1.1	1.2
Total expenses	$3.0	$(3.3)	$2.4	$2.0	$1.9	$1.9	$1.7	$1.3	$7.0	$7.5

Underwriting gain	$12.0	$8.4	$2.8	$2.6	$3.2	$2.4	$2.9	$2.8	$26.7	$11.1

Loss and loss adjustment expense ratio	(22.0)%	(105.9)%	(37.8)%	4.3%	—	6.9%	(92.1)%	(3.7)%	(35.2)%	(19.9)%
Expense ratio	42.0%	40.8%	84.2%	38.8%	37.5%	37.5%	129.1%	36.1%	56.0%	60.3%
Combined ratio	20.0%	(65.1)%	46.4%	43.1%	37.5%	44.4%	37.0%	32.4%	20.8%	40.4%

Risk in force	$2,394	$2,437	$2,325	$2,582	$2,547	$2,389	$2,332	$1,970	$2,325	$2,332
Risk written	—	136	271	419	—	—	—	—	643	419
Unearned premium reserve net of ceded reinsurance	43.5	43.7	42.7	57.5	54.2	51.5	49.7	48.1	42.7	49.7

(1)  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

(2)  During 2006 the Company implemented a new operating expense methodology to more closely apply expenses to the individual operating segments. This new methodology was based on a comprehensive study and is based on departmental time estimates and headcount. 2005 and 2004 amounts have been restated to show this new methodology on a comparative basis.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	Full Year 2004	Full Year 2005
Income statement:
Gross written premiums	$10.0	$5.2	$3.8	$0.9	$9.5	$21.6	$0.4	$3.8	$(74.6)	$32.2
Net written premiums	(84.0)	—	—	—	—	—	—	—	(182.5)	—

Net earned premiums	(66.0)	—	—	—	—	—	—	—	(48.9)	—

Loss and loss adjustment expenses	(57.4)	—	(0.4)	(1.1)	—	(1.3)	—	(1.2)	(50.3)	(2.4)
Profit commission expense	0.2	—	—	—	—	—	—	—	0.3	—
Acquisition costs	—	—	—	—	—	—	—	—	3.9	—
Operating expenses (1)	—	—	—	—	—	—	—	—	3.9	—
Total expenses	$(57.2)	$—	$(0.4)	$(1.1)	$—	$(1.3)	$—	$(1.2)	$(42.2)	$(2.4)

Underwriting gain	$(8.8)	$—	$0.4	$1.1	$—	$1.3	$—	$1.2	$(6.7)	$2.4

Loss and loss adjustment expense ratio	87.0%	—	—	—	—	—	—	—	102.8%	—
Expense ratio	-0.3%	—	—	—	—	—	—	—	-16.6%	—
Combined ratio	86.7%	—	—	—	—	—	—	—	86.2%	—

Net earned premiums:
Equity layer credit protection	$—	$—	$—	$—	$—	$—	$—	$—	$5.4	$—
Trade credit reinsurance	(34.6)	—	—	—	—	—	—	—	(25.3)	—
Title reinsurance	0.8	—	—	—	—	—	—	—	3.2	—
Auto residual value reinsurance	(32.2)	—	—	—	—	—	—	—	(32.2)	—
Total net earned premiums	$(66.0)	$—	$—	$—	$—	$—	$—	$—	$(48.9)	$—

Underwriting gain:
Equity layer credit protection	$0.5	$—	$0.4	$1.1	$—	$1.3	$—	$1.2	$3.1	$2.4
Trade credit reinsurance	(4.2)	—	—	—	—	—	—	—	(2.9)	—
Title reinsurance	0.3	—	—	—	—	—	—	—	1.0	—
Auto residual value reinsurance	(5.4)	—	—	—	—	—	—	—	(7.9)	—
Total underwriting gain	$(8.8)	$—	$0.4	$1.1	$—	$1.3	$—	$1.2	$(6.7)	$2.4

(1)  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Assured Guaranty Ltd.

Loss and LAE Reserves by Segment and Type

(dollars in millions)

	As of	As of
	March 31,	December 31,
Reserves by segment:	2006	2005
Financial guaranty direct	$8.0	$13.1
Financial guaranty reinsurance	87.8	86.3
Mortgage guaranty	6.7	7.0
Other	14.7	14.8
Total	$117.2	$121.2

	As of	As of
	March 31,	December 31,
Reserves by type:	2006	2005
Case	$43.1	$45.9
IBNR	11.6	11.6
Portfolio	62.5	63.7
Total	$117.2	$121.2

	As of March 31, 2006
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
Reserves by segment and type:	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Case	$(0.7)	$36.4	$0.2	$35.9	$7.2	$43.1
IBNR	—	—	4.1	4.1	7.5	11.6
Portfolio	8.7	51.4	2.4	62.5	—	62.5
Total	$8.0	$87.8	$6.7	$102.5	$14.7	$117.2

	As of December 31, 2005
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
Reserves by segment and type:	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Case	$4.5	$33.8	$0.3	$38.6	$7.3	$45.9
IBNR	—	—	4.1	4.1	7.5	11.6
Portfolio	8.6	52.5	2.6	63.7	—	63.7
Total	$13.1	$86.3	$7.0	$106.4	$14.8	$121.2

Assured Guaranty Ltd.

Investment Portfolio

as of March 31, 2006

(dollars in millions)

		Pre-Tax		Annualized
	Amortized	Book		Investment
	Cost	Yield	Fair Value	Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$193.0	4.5%	$192.2	$8.7
Agency obligations	154.9	5.4%	157.2	8.4
Foreign government securities	18.2	4.9%	18.3	0.9
Obligations of states and political subdivisions	316.2	4.7%	327.0	14.9
Insured obligations of state and political subdivisions	486.9	5.0%	512.7	24.3
Corporate securities	129.3	5.7%	131.5	7.4
Mortgage-backed securities:
Pass-thrus	531.4	5.1%	518.7	27.1
PACs	67.3	4.6%	65.1	3.1
Asset-backed securities	192.9	4.7%	191.4	9.1
Total fixed maturity securities available for sale	2,090.1	5.0%	2,114.1	103.8
Short-term investments	135.0	4.2%	135.0	5.7
Total investments	$2,225.1	4.9%	$2,249.1	$109.5

Ratings distribution(1):	Fair Value	%
Treasury and U.S. government obligations	$192.2	9.1%
Agency obligations	157.2	7.4%
AAA/Aaa	1,435.3	67.9%
AA/Aa	240.2	11.4%
A/A	89.2	4.2%
BBB/Baa	—	—
Total	$2,114.1	100.0%

Duration of investment portfolio (in years):		4.4

(1) Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 3)

(dollars in millions)

	Gross Par Written	As of March 31, 2006:
Sector	1Q 2006	Net Par Outstanding	%	Avg. Rating (7)
U.S. public finance
General obligation	$324	$12,049	11.3%	A+
Tax backed	789	11,315	10.6%	A+
Municipal utilities	281	10,408	9.7%	A+
Transportation	3	6,292	5.9%	A
Healthcare	362	6,230	5.8%	A
Investor-owned utilities	60	1,438	1.3%	A-
Higher education	79	1,228	1.1%	A
Housing	2	1,140	1.1%	AA-
Structured municipal (1)	—	719	0.7%	AAA
Other public finance (2)	15	740	0.7%	A
Total U.S. public finance	$1,914	$51,560	48.2%	A+

U.S. structured finance
CDOs (3)	$3,532	$23,308	21.8%	AAA
Mortgage-backed and home equity	261	8,971	8.4%	A+
Commercial receivables (4)	9	3,822	3.6%	AA-
Consumer receivables (5)	1,036	3,151	2.9%	A+
Other structured finance (6)	52	1,693	1.6%	AA
Single name corporate CDS	—	1	—	AAA
Total U.S. structured finance	$4,890	$40,946	38.3%	AA

International
Other structured finance	$6	$5,562	5.2%	A+
Project finance/PFI/PPP	486	3,403	3.2%	BBB+
CDOs (3)	424	3,019	2.8%	AAA
Public finance	409	2,428	2.3%	A
Total international	$1,325	$14,411	13.5%	A+

Total exposures	$8,129	$106,917	100.0%	AA-

Mortgage guaranty risk in force	$—	$1,970	NA	NA

(1)  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)  Other public finance: primarily includes student loans and government-sponsored project finance.

(3)  Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5)  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6)  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7)  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 3)

(dollars in millions)

Distribution by ratings of financial guaranty portfolio

	March 31, 2006		December 31, 2005
	Net Par		Net Par
Ratings (1)	Outstanding	%	Outstanding	%
AAA/Aaa	$37,609	35.2%	$34,492	33.7%
AA/Aa	20,820	19.5%	19,978	19.5%
A/A	30,849	28.9%	30,258	29.5%
BBB/Baa	16,308	15.3%	16,405	16.0%
Below investment grade	1,331	1.2%	1,332	1.3%
Total exposures	$106,917	100.0%	$102,465	100.0%

Distribution by ratings of CDO exposure

	March 31, 2006		December 31, 2005
	Net Par		Net Par
Ratings (1)	Outstanding	%	Outstanding	%
AAA/Aaa	$23,070	87.6%	$19,615	85.3%
AA/Aa	2,779	10.6%	2,800	12.2%
A/A	263	1.0%	326	1.4%
BBB/Baa	158	0.6%	189	0.8%
Below investment grade	57	0.2%	63	0.3%
Total exposures	$26,327	100.0%	$22,993	100.0%

Distribution of CDOs by year of issue as of March 31, 2006

	Net Par
	Outstanding	%
2000 and prior	$588	2.2%
2001	3,930	14.9%
2002	4,035	15.3%
2003	3,574	13.6%
2004	1,534	5.8%
2005	9,454	35.9%
2006 year to date	3,212	12.2%
	$26,327	100.0%

Distribution of CDOs by underlying asset type as of March 31, 2006

	Net Par
Asset Type	Outstanding	%
Pooled Corporate Debt Obligations	$24,346	92.5%
CDO of ABS	1,873	7.1%
Emerging Market	107	0.4%
	$26,327	100.0%

(1)  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (3 of 3)

(dollars in millions)

Geographic distribution of financial guaranty portfolio, as of March 31, 2006

	Net Par
	Outstanding	%
U.S.:
California	$7,562	7.1%
New York	5,761	5.4%
Texas	3,361	3.1%
Illinois	3,143	2.9%
Massachusetts	2,698	2.5%
Florida	2,565	2.4%
Pennsylvania	2,273	2.1%
New Jersey	2,231	2.1%
Washington	1,917	1.8%
Puerto Rico	1,596	1.5%
Other states	18,455	17.3%
Mortgage and structured (multiple states)	40,946	38.3%
Total U.S.	$92,506	86.5%

International:
United Kingdom	$8,961	8.4%
Australia	924	0.9%
Turkey	488	0.5%
Ireland	423	0.4%
Germany	358	0.3%
Other	3,256	3.0%
Total International	$14,411	13.5%

Total exposures	$106,917	100.0%

Assured Guaranty Ltd.

Non-Investment Grade Exposures

as of March 31, 2006

(dollars in millions)

Non-Investment Grade Exposures by:	Weighted Average	Net Par	Average
Asset Type	Remaining Life	Outstanding	Rating (1)

Public finance
Project Finance / PPI / PPP	11.9	$233.3	CCC+
Transportation	20.3	221.9	B
Tax backed	13.8	77.8	B+
Healthcare	11.6	36.8	BB
Municipal utilities	10.3	13.4	C
General obligation	9.8	9.6	CCC
Investor-owned utilities	17.4	8.7	BB+
Housing	11.4	4.6	B-
Other public finance	21.6	3.5	D
Total public finance	15.2	$609.5	B-

Structured finance
Commercial receivables	9.2	$278.5	B
Consumer receivables	5.3	213.5	BB
Mortgage-backed and home equity	12.9	165.3	CCC-
CDOs	3.3	57.0	B+
Other structured finance	4.2	7.6	CC
Total structured finance	8.4	$721.8	B

Total non-investment grade exposures	11.5	$1,331.3	B

Top Ten Non-Investment Grade Exposures as of March 31, 2006

Name or Description	Average Rating	Weighted Average Remaining Life	Net Par Outstanding
Public Finance International Infrastructure Transaction (2)	CCC+	20.9	$198
Public Finance Domestic Infrastructure Transaction	B	21.6	169
Structured Finance Domestic EETC Transaction (3)	BB	8.1	131
Structured Finance Domestic Credit Card Transaction (4)	BB	3.3	126
Structured Finance Domestic Credit Card Transaction (5)	BB+	2.4	79
Structured Finance Domestic Manufactured Housing Transaction (6)	CC	6.3	70
Structured Finance Domestic EETC Transaction (7)	D	9.0	66
International Airport Facility	BB	7.6	35
Public Finance Domestic Tax Backed Transaction	B	16.8	29
Public Finance Domestic Tax Backed Transaction	BB	11.9	29
Total	B	12.5	$933

(1)               Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

(2)               Exposure comprised of four series:  $133.4 million rated ‘B-’, $34.2 million rated ‘CC’, $6.4 million rated ‘CC’, and $24.3 million rated ‘C’.

(3)               Exposure comprised of three series: $42.3 million, $16.0 million, and $73.1million - all rated ‘BB’.

(4)               Exposure comprised of three series: $25.0 million, $1.3 million, $99.3 million - all rated ‘BB’.

(5)               Exposure comprised of two series, one in the amount of $22.5 million rated ‘BB+’ and the other for $56.0 million rated ‘BB+’.

(6)               Exposure comprised of seven series: $0.7 million, $1.5 million rated ‘BB’, $1.6 million rated ‘B’, $6.1 million, $8.4 million rated ‘B-’, and $23.7 million, $28.1million - rated ‘D’.

(7)               Exposure comprised of two series, one in the amount of $14.5 million and the other for $51.5 million - both rated ‘D’.

Assured Guaranty Ltd.

Closely Monitored Credits (“CMC”)

(dollars in millions)

Net par outstanding by credit monitoring category (1)

	March 31, 2006
Description	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$105,480	98.7%

Closely monitored credits:
Category 1	786	0.7%	35
Category 2	369	0.4%	20
Category 3	213	0.2%	19
Category 4	23	—	11
CMC Total	1,391	1.3%	85

Other below investment grade risk	46	—	80
Total	$106,917	100.0%

	December 31, 2005
Description	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$100,951	98.6%

Closely monitored credits:
Category 1	872	0.9%	36
Category 2	433	0.4%	22
Category 3	131	0.1%	15
Category 4	23	—	11
CMC Total	1,459	1.4%	84

Other below investment grade risk	55	—	103
Total	$102,465	100.0%

(1)  Our surveillance department is responsible for monitoring our portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 1 of 2)

as of March 31, 2006

(dollars in millions)

10 Largest U.S. Public Finance Exposures

	Net Par
Revenue Source	Outstanding	Rating(1)
California State General Obligation & Leases	$893	A
New Jersey State General Obligation & Leases	761	AA-
Long Island Power Authority	700	A-
Chicago Illinois General Obligation	685	A+
New York City General Obligation	644	A+
Denver Colorado Airport System	620	A
New York City Municipal Water Finance Authority	579	AA
Jefferson County Alabama Sewer	578	A
Massachusetts State General Obligation & Bay Transportation	567	AA-
Houston Texas Water & Sewer System	549	A+
Total top 10 public finance exposures	$6,576

10 Largest U.S. Structured Finance Exposures

	Net Par
Revenue Source	Outstanding	Rating(1)
Structured Finance Corporate Pool	$781	AAA
Synthetic CDO - IG Corporate	740	AAA
Park Place 2004-MHQ1 Class A-1	717	AAA
Countrywide Home Equity Loan Trust 2005-J CL 1-A	709	BBB-
Countrywide Home Equity Loan Trust 2005-J CL 2-A	706	BBB-
Synthetic CDO - IG ABS	594	AAA
Synthetic CDO - IG Corporate	559	AAA
Synthetic CDO - HY Corporate	546	AAA
Field Point I & II, Limited	535	AA-
Field Point III & IV, Limited	518	AA-
Total top 10 structured finance exposures	$6,405

(1)  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 2)

as of March 31, 2006

(dollars in millions)

10 Largest Healthcare Exposures

	Net Par
Revenue Source	Outstanding(2)	Rating(1)	State
Public Finance Domestic Hospital System	$148	AA	MO
Public Finance Domestic Hospital System	147	A+	TX
Public Finance Domestic Hospital System	147	A-	CA
Public Finance Domestic Hospital System	130	AA-	CA
Public Finance Domestic Hospital System	116	A+	PA
Public Finance Domestic Hospital System	110	BBB	MD
Public Finance Domestic Hospital System	108	BBB	NJ
Public Finance Domestic Hospital - Stand Alone	102	A+	TX
Public Finance Domestic Hospital System	100	A+	TX
Public Finance Domestic Hospital System	99	A	FL
Total top 10 healthcare exposures	$1,206

10 Largest International Exposures

	Net Par
Revenue Source	Outstanding	Rating(1)
Synthetic - International Mortgage Backed Securities	$1,044	AAA
Stichting Profile Securitisation I	600	AAA
Synthetic CDO - IG ABS	571	AAA
Synthetic CDO - IG Corporate	500	AAA
Orkney Re II, PLC Floating Rate Notes	423	A-
Synthetic CDO - HY Corporate	421	AAA
International Whole Business Securitization	276	BBB+
International Investor Owned Utility	260	AAA
International Water and Sewer Transaction	190	BBB+
International Equipment Lease Transaction	187	AA
Total top 10 international exposures	$4,472

(1)  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

(2)  Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of March 31, 2006			As of December 31, 2005
	AGC	AG Re (1)	Consolidated	AGC	AG Re (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$234	$360	$594	$234	$356	$590
Contingency reserve	618	—	618	598	—	598
Policyholders’ surplus	260	715	975	256	691	947
Loss & loss adjustment expense reserves (3)	23	21	44	21	26	47
Total policyholders’ surplus & reserves	$1,135	$1,096	$2,231	$1,110	$1,073	$2,182

Claims paying resources
Policyholders’ surplus	$260	$715	$975	$256	$691	$947
Contingency reserve	618	—	618	598	—	598
Qualified statutory capital	878	715	1,593	855	691	1,545
Unearned premium reserve (2)	234	360	594	234	356	590
Loss & loss adjustment expense reserves (3)	23	21	44	21	26	47
Total policyholders’ surplus & reserves	1,135	1,096	2,231	1,110	1,073	2,182
Present value of installment premium (d)	247	192	439	254	174	428
Standby line of credit/stop loss	455	—	455	455	—	455
Total claims paying resources	$1,837	$1,288	$3,125	$1,819	$1,247	$3,065

Net par insured outstanding	$54,596	$52,321	$106,917	$52,659	$49,806	$102,465
Net debt service outstanding	$72,319	$78,312	$150,631	$70,769	$74,925	$145,694

Ratios:

Net par insured to statutory capital	62:1	73:1	67:1	62:1	72:1	66:1
Capital ratio (4)	82:1	110:1	95:1	83:1	108:1	94:1
Financial resources ratio (5)	39:1	61:1	48:1	39:1	60:1	48:1

(1)  AG Re numbers are our estimate of U.S. statutory as the company files Bermuda statutory financial statements.

(2)  Unearned premium reserve for AG Re is U.S. GAAP based and net of prepaid reinsurance premiums.

(3)  Loss & loss adjustment reserves for AG Re is U.S. GAAP based and net of reinsurance recoverable and portfolio reserves.

(4)  Capital ratio is net par and interest insured divided by qualified statutory capital.

(5)  Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (d)]

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

		Year Ended December 31,
	YTD 2006	2005	2004	2003	2002	2001
GAAP Summary Income Statement Data

Gross premiums written	$55.4	$252.1	$190.9	$349.2	$417.2	$442.9
Net earned premiums	48.1	198.7	187.9	310.9	247.4	293.5
Net investment income	26.2	96.8	94.8	96.3	97.2	99.5
Total expenses	32.9	64.9	114.6	266.1	218.8	282.8
Income before provision for income taxes	40.5	229.6	233.3	246.2	83.2	110.1
Net income	34.9	188.4	182.8	214.5	72.6	63.8
Operating income	35.6	190.0	141.1	127.3	115.7	96.1

Net income per diluted share	$0.47	$2.53	$2.44	$2.86	$0.97	$0.85
Operating income per diluted share	$0.48	$2.55	$1.88	$1.70	$1.54	$1.28

Financial Ratios
Loss and LAE ratio	-0.7%	-35.0%	-17.0%	46.5%	48.6%	60.5%
Expense ratio	61.1%	58.9%	65.4%	37.2%	35.5%	30.6%
Combined ratio	60.4%	23.9%	48.4%	83.7%	84.1%	91.1%
GAAP Summary Balance Sheet Data (end of period)

Total investments and cash	$2,252.8	$2,256.0	$2,157.9	$2,222.1	$2,061.9	$1,710.8
Total assets	2,678.0	2,689.1	2,694.0	2,857.9	2,719.9	2,322.1
Unearned premium reserves	540.7	537.1	521.3	625.4	613.3	500.3
Loss and LAE reserves	117.2	121.2	226.5	522.6	458.8	401.1
Long-term debt	197.4	197.3	197.4	75.0	75.0	150.0
Shareholders’ equity	1,673.4	1,661.5	1,527.6	1,437.6	1,257.2	1,061.6
Book value per share	$22.67	$22.22	$20.19	$19.17	$16.76	$14.15
Other Financial Information
Net debt service outstanding (end of period)	$150,631	$145,694	$136,120	$130,047	$124,082	$117,909
Net par outstanding (end of period)	106,917	102,465	95,592	87,524	80,394	75,249
Gross par outstanding (end of period)	108,727	105,258	98,221	90,366	83,067	79,883

Consolidated qualified statutory capital	1,593	1,545	1,351	1,216	1,133	1,095
Consolidated policyholders’ surplus & reserves	2,231	2,182	1,990	2,238	1,931	1,664

Ratios:
Par insured to statutory capital	67:1	66:1	71:1	72:1	71:1	69:1
Capital ratio(1)	95:1	94:1	101:1	107:1	110:1	108:1
Financial resources ratio(2)	48:1	48:1	51:1	45:1	41:1	52:1

Debt service written:
U.S. public finance	$3,382	$13,335	$11,943	$9,628	$12,957	$7,304
U.S. structured finance	5,041	16,724	15,131	9,718	12,495	11,893
International	1,768	5,729	3,897	3,822	2,069	2,125
Total debt service written	$10,191	$35,788	$30,970	$23,168	$27,522	$21,321

(1)  Capital ratio is net par and interest insured divided by qualified statutory capital.

(2)  Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Explanation of Non-GAAP Financial Measures:

The following section describes why the non-GAAP financial measures presented in this press release are useful for investors.

(a) PVP, which is a non-GAAP financial measure, is an estimate of the after-tax value of financial guaranty and mortgage guaranty gross premiums and fees associated with new policies or transactions written in the current period. This measure includes both upfront and installment premiums received and the present value of estimated future installment premiums, discounted at 6% per year, on contracts written in the current period. We use 6% as the present value discount, because it is the approximate taxable equivalent yield on our investment portfolio for the periods presented. We believe PVP is a useful measure for management, equity analysts and investors because it permits the evaluation of the value of new business production for Assured Guaranty by taking into account the value of estimated future installment premiums on new contracts underwritten in a reporting period, which the GAAP gross premiums written does not adequately measure. Actual future net earned or written premiums may differ from PVP due to factors such as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, pre-payment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments. We believe the presentation of operating income enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as a substitute for net income determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is defined as shareholders’ equity (book value) plus the after-tax value of the financial guaranty and mortgage guaranty unearned premium reserve net of prepaid reinsurance premiums and deferred acquisition costs plus the net present value of estimated future installment premiums in force after-tax (discounted at 6%). The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current estimated adjusted book value due to changes in market interest rates, refinancing or refunding activity, pre-payment speeds, policy changes or terminations, credit defaults, and other factors that management cannot control or predict. Management, investors and analysts use the calculation of adjusted book value to evaluate the net present value of the Company’s in-force premiums and capital base.

(d) Net present value of estimated future installment premiums in force, which is a non-GAAP financial measure, is an estimate of the value of future financial guaranty and mortgage guaranty premiums on our in-force book of installment premium business. There is no comparable GAAP financial measure. Estimated future premiums may change from period to period due to changes in par outstanding, maturity or other factors that management cannot control or predict that result from market conditions, interest rates, early terminations or other factors. It is calculated net of reinsurance ceded and using a discount rate of 6%. We believe net present value of estimated future installment premiums in force is a useful measure for management, equity analysts and investors because it permits the evaluation of future estimated installment premiums.

Contacts:

Equity investors and media
Sabra Purtill
Managing Director, Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Chris McNamee
Assistant Vice President, Investor Relations
(212) 261-5509
cmcnamee@assuredguaranty.com

Fixed income investors
Patrick Early
Director, Fixed Income Investor Relations
(212) 408 6043
pearly@assuredguaranty.com

Assured Guaranty Ltd.	Michael Walker
30 Woodbourne Avenue	Director, Fixed Income Investor Relations
Hamilton HM 08	(212) 261-5575
Bermuda	mwalker@assuredguaranty.com
www.assuredguaranty.com